Exhibit 99.2

Simulations Plus, Inc. (NASDAQ:SLP) Fourth Quarter and Fiscal Year 2013 Conference Call and Webinar November 19, 2013

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With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission. Safe Harbor Statement

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• FY13 compared to FY12: – Sales up 6.6% to Fiscal Year Record $10.07 million from $9.45 million – Gross profit up 6.1% to $8.424 million from $7.938 million – SG&A increased 5.0% to $3.550 million from $3.379 million • As a percent of revenues, SG&A decreased to 35.2% from 35.8% – R&D expense decreased 15.3% to $0.802 million from $0.948 million • 2Q12 included approximately $150,000 in R&D expenditures for malaria NCE project – Net Income from continuing operations increased 12.7% to $4.072 million from $3.612 million – Diluted earnings per share from continuing operations was $0.18 , the same as in FY12 • FY12 also had $0.01/share from discontinued operations from the sale of the former Words+ subsidiary, making total EPS $0.19 – Approximately $4 million in cash dividends were distributed to shareholders: • $0.05/share in November 2012 ~$ 800,000 • $0.14/share in December 2012 ~ $ 2,240,000 • $0.03/share in May 2013 ~ $ 480,000 • $0.03/share in August 2013 ~ $ 480,000 • Strong balance sheet: – Cash of $10.18 million at 8/31/13 after the ~$4 million in dividends • Cash as of November 18 = $10.8 million after a dividend of $0.04/share was paid on November 15, 2013 – Shareholders’ equity on August 31 = $14.242 million – We continue to have no debt SLP FY13 Highlights Fiscal year ended 8/31/13:

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Income Statement FY13 vs FY12 ($ millions) FY13 FY12 Net sales 10.071 9.449 Gross profit 8.424 7.939 Gross profit margin 83.7% 84.0% SG&A 3.550 3.379 R&D 0.802 0.948 Total operating expenses 4.352 4.327 Income from continuing operations 4.257 3.955 Other income 0.184 0.343 Income from continuing operations before income taxes 4.256 3.995 Net income from continuing operations 2.886 2.812 Earnings per share – continuing operations 0.180 0.178

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Revenues by Quarter (pro forma prior to 2012) $1.4 $1.8 $2.0 $1.1 $1.7 $2.2 $2.3 $1.3 $2.1 $2.6 $2.6 $1.4 $2.2 $2.8 $2.8 $1.6 $2.3 $3.1 $3.1 $1.6 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

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Gross Profit by Fiscal Quarter (pro forma prior to 2012) $1.24 $1.53 $1.75 $0.71 $1.45 $1.93 $1.97 $1.07 $1.70 $2.21 $2.21 $1.12 $1.90 $2.39 $2.33 $1.32 $1.90 $2.62 $2.64 $1.26 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

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EBITDA by Fiscal Quarter $0.55 $0.73 $0.93 $0.20 $0.73 $1.28 $1.23 $0.36 $1.00 $1.48 $1.48 $0.27 $1.23 $1.38 $1.48 $0.58 $1.09 $1.76 $1.73 $0.44 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

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Net Income by Quarter (pro forma prior to 2012) $0.33 $0.47 $0.53 $0.17 $0.44 $0.85 $0.74 $0.21 $0.56 $0.91 $1.05 $0.17 $0.76 $0.84 $0.87 $0.35 $0.59 $1.06 $0.99 $0.24 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

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New Customers by Quarter 10 11 9 9 14 17 12 14 15 21 13 10 18 18 16 9 Q1 Q2 Q3 Q4 2010 2011 2012 2013

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Selected Balance Sheet Items ($ millions) August 31, 2013 August 31, 2012 Cash and cash equivalents $10.179 $12.701 Cash per share 0.62 0.80 Total current assets 12.972 14.670 Total assets 16.063 17.347 Total current liabilities 0.626 1.415 Total liabilities 1.821 2.204 Current ratio 20.72 10.36 Shareholders’ equity 14.242 15.143 Total liabilities and shareholders’ equity 16.063 17.347 Shareholders’ equity per diluted share 0.873 0.938

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$1.59 $0.80 $0.80 $2.24 $0.00 $0.48 $0.48 $1.97 $12.66 $13.24 $12.89 $12.70 $11.38 $9.33 $9.76 $10.00 $10.18 Q4FY11 Q1FY12 Q2FY12 Q3FY12 Q4FY12 Q1FY13 Q2FY13 Q3FY13 Q4FY13 $ Millions Dividend Paid Proceeds from Sale of Subsidiary Cash Returning Cash to Shareholders

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N H O OH O CH 3 CH 3 CH 3 Discovery Preclinical Clinical MedChem Studio™ MedChem Designer™ GastroPlus™ DDDPlus™ ADMET Predictor™ Simulations Plus Products & Services Consulting Services & Collaborations MembranePlus ™

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Product News • Version 8.5 released Q4FY2013 • Unique precipitation model added • Infant PBPK physiologies added – pediatrics is high - interest area in FDA and industry • Added a built - in method for transporter in vitro - in vivo extrapolation • Added a number of additional built - in enzyme expression levels • Version 6.5 released in June 2013, version 7.0 release expected December 2013 • Significantly improved and expanded metabolism predictions • New model of skin permeability and air/water partition coefficient • New much - improved mutagenicity models in Toxicity Module • New licensing software incorporated for greater flexibility and efficiency • Version 3.5 & MedChem Designer 2.5 – released July 2013 • Improved molecule depictions • New licensing software • New ultra - fast screening methods for large molecular libraries • New 64 - bit versions offered for screening very large libraries • Version 4.0 • Virtual Trials added to show expected variances in experiments • Adding ADMET Predictor optional module as in GastroPlus • Customer base continues to grow • MembranePlus – released expected early 2014 • Explores mechanisms of permeability through cell layers • Explore and understand the effects of experimental setup that affect results • Contracting for in vitro assays for detailed model validation • Scientific poster presented at AAPS last week

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Marketing and Sales Program • Conferences /Scientific Meetings continue to be primary source of leads • During Q4 we did 13 scientific meetings and conferences in the U.S . and Europe with 12 scientific posters and presentations • Trainings and Workshops • Conducted 6 on - site training courses at client sites in Q4 and 24 in FY13 • Hosted 4 workshops in North America and Europe in FY13 • Strategic Digital Marketing Initiatives continue • Held 6 webinars on our Cheminformatics software in FY13 – over 900 registrations • LinkedIn, Facebook, Twitter accounts and website redesign help with outreach programs • Collaborations/Consulting/Grants – Ongoing 5 - year collaboration with the FDA Center for Food Safety and Applied Nutrition to build toxicity models with ADMET Predictor/Modeler™ for food additives and contaminants – Consulting studies continue – provides exposure of software to new groups – Finalized collaboration with Bayer Pharma for enhancement of pKa model in ADMET Predictor – Finalized funded collaboration for enhancement of the GastroPlus oral cavity dosing model – Ongoing funded collaboration to incorporate transdermal dosing into GastroPlus • We believe fundamental industry shift continues – Four recent submissions from our consulting contracts using GastroPlus modeling results were accepted by regulatory agencies – plus other submissions without our consulting – GastroPlus User Group was formed by industry users, now 350 members on LinkedIn – 60 new customers during FY13 (includes new companies as well as new departments within existing large customers ) – Major regulatory agencies in North America, Europe, and Asia all added licenses

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NCE (New Chemical Entity) Project • New NCE project initiated , molecules now in synthesis • COX - 2 selected as target (Celebrex® target) • COX - 1 also needs to be inhibited, but at a lesser level (Aspirin target) • Used newest versions of our ADMET Design Suite™ (ADMET Predictor , MedChem Studio , MedChem Designer ) as well as GastroPlus • Goal: further demonstrate the powerful lead compound design capabilities of the ADMET Design Suite • Good results came from our malaria NCE project last year – new licenses already recouped investment

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Summary • For FY13: - Record revenues continues our 5 - year - plus profitable trend - Earnings growth 12.7% on 6.6% revenue growth of continuing operations demonstrates high margins - Substantial increases in income taxes and health insurance did not help • Continuing to Expand our Life Sciences team: - Three new Ph.D.s added in FY13 - Continuing to seek and interview additional scientists and engineers - Additional staff will support expanded product line and greater consulting capacity - Life Sciences team strengthens and supports marketing and sales • Aggressive Marketing and Sales Activities - Greater staff time spent on marketing and sales activities - New training workshop for chemistry tools was held in Boston in March - GastroPlus introductory workshops held in Boston and San Diego - First GastroPlus introductory workshop held in Japan in October – overflow crowd • Strong cash position and no debt – returning cash to shareholders - Cash dividends totaling approximately $6.4 million have been distributed, yet cash remains at over $10.8 million as of today

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Q&A

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